SECOND AMENDMENT/CONSULTING AGREEMENT





THIS SECOND AMENDMENT/CONSULTING AGREEMENT (the "Second Amendment/Consulting Agreement") is made and entered into as of the 22nd day of October, 2004 (the "Effective Date"), by and between CNA FINANCIAL CORPORATION (the "Company") and Robert V. Deutsch ("Deutsch"):


                                   WITNESSETH


WHEREAS, the parties have previously entered into an Employment Agreement (the "Employment Agreement"), dated August 16, 1999, which was subsequently amended by an Amendment to said Agreement dated February 25, 2003 (the "Amendment");


WHEREAS, Deutsch's employment with the Company is ending concurrently with the Effective Date; and


WHEREAS, the Company wishes Deutsch to provide consulting services to the Company for a period of time after the termination of his employment; and


WHEREAS, the parties wish to amend the Employment Agreement and the Amendment in certain additional respects;


NOW, THEREFORE, in consideration of the mutual Covenants and agreements set forth below, it is hereby covenanted and agreed by Deutsch and the Company as follows:

1. Except as expressly provided in this Second Amendment/Consulting Agreement, all provisions of the Employment Agreement and the Amendment shall remain in full force and effect.

2. Section 8 of the Employment Agreement, "Confidentiality", is hereby amended to add the following language at the end of said Section:


         "For purposes of this Agreement, "confidential information" includes all information, knowledge or data (whether or not a trade secret or protected by laws pertaining to intellectual property) not available to the general public (unless as a result of a breach by Executive of any of the obligations imposed by this Agreement) concerning the business and technical information of the Company or other entities. Such information may without limitation include information relating to data, finances, marketing, pricing, profit margins, underwriting, claims, risk control, marketing and business plans, renewals, software, processing, vendors, administrators, customers or prospective customers, products, brokers, agents and employees. Information disclosed by the Company in press releases, shareholder reports, proxy statements or in SEC or other government agency filings that are available to the public are deemed to be available to the general public."

3. Section 9 of the Employment Agreement, "Competition", and Section 22 of the Amendment, are hereby amended to read as follows:



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         "Executive hereby agrees that while he is employed by the Company, or for a period of 12 months following August 1, 2004 (whether or not Executive's employment with the Company has terminated), whichever occurs later, he will not, directly or indirectly, without the prior written approval of the Chairman, enter into any business relationship (either as principal, agent, board member, officer, consultant, stockholder, employee or in any other capacity) with any business or other entity that at any relevant time competes in any respect with any of the principal businesses of the Company (a "Competitor"); provided, however, that such prohibited activity shall not include the ownership of less than 5% of the securities of any corporation (determined by vote or value) or having ownership interests constituting less than five percent (5%) of the value of any partnership or limited liability company regardless of the business of such corporation or other entity. Upon the written request of Executive, the Chairman will determine whether a business or other entity constitutes a "Competitor" for purposes of this Section 9; provided that the Chairman may require Executive to provide such information as the Chairman reasonably determines to be necessary to make such determination; and further provided that the current and continuing effectiveness of such determination may be conditioned on the accuracy of such information, and on such other factors as the Chairman may reasonably determine. Executive acknowledges that that any such business relationship into which Executive enters after receiving prior written approval of the Chairman shall not, unless undertaken at the Company's written request, be subject to coverage under the Company's Directors and Officers liability insurance coverages or be subject to indemnification by the Company. Company specifically acknowledges that Deutsch is serving on the Board of Directors of both Chaucer Holdings PLC and the Casualty Actuarial Society at the Company's written request."

4. Section 10 of the Employment Agreement, "Solicitation", and Section 23 of the Amendment, are hereby amended to read as follows:

         "Executive agrees that while he is employed by the Company, or for a period of thirty-six (36) months following August 1, 2004 (whether or not Executive's employment with the Company has terminated), whichever occurs later, he will not employ, offer to employ, engage as a consultant, or form an association with any person who is then, or who during the preceding one year was, an employee of the Company, nor will he assist any other person in soliciting for employment or consultation any person who is then, or who during the preceding one year was, an employee of the Company. If Deutsch is properly associated with another company ("ABC") (e.g., Deutsch is on the Board of Directors of ABC), then the hiring of an employee of the Company by ABC does not constitute a breach by Deutsch provided that Deutsch did not assist ABC in such hiring."

5.       Section 11 of the Employment Agreement, "Non-Interference", and
         Section 24 of the Amendment, are hereby amended to read as follows:

         "Executive agrees that while he is employed by the Company, or for a period of thirty-six (36) months following August 1, 2004 (whether or not Executive's employment with the Company has terminated), whichever occurs later, he will not disturb or attempt to disturb any business relationship or agreement between the Company and any other person or entity."



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6.       Subsection 3(e) of the Employment Agreement, "Retirement Plan Service",
         is amended by adding the following sentence to the end of said
         Subsection:

         "If the gross lump-sum payment Executive receives from the SERP pursuant to its terms, after the termination of his employment with the Company, is less than Two Million Dollars ($2,000,000.00), the Company agrees to pay Executive an additional amount of termination pay equal to the difference between $2,000,000.00 and the amount of his gross SERP lump-sum payment. Said amount of termination pay shall be payable in a lump-sum at the time Executive receives his SERP payment."

7. The Company and Deutsch agree that his employment with the Company shall end on the Effective Date. Deutsch also agrees that, concurrently with his execution of this Second Amendment/Consulting Agreement, Deutsch shall also execute and deliver to the Company his letter of resignation as an officer and/or director of the Company and certain of its subsidiaries, substantially in the form of Annex A to this Second Amendment/Consulting Agreement, attached hereto and incorporated herein by reference.

8. The Company and Deutsch agree that Deutsch shall provide certain consulting services for a period of time, commencing on the Effective Date and ending on August 31, 2005. The parties agree that this Second Amendment/Consulting Agreement may be extended beyond its initial term by mutual written agreement. It is further agreed that the period of this Second Amendment/Consulting Agreement shall run concurrently with the period of time, after his termination from the Company, that Deutsch has agreed to make himself available for assistance with claims pursuant to Section 12 of the Employment Agreement, and that any services performed by Deutsch during the term of this Second Amendment/Consulting Agreement shall be governed by the terms of this Second Amendment/Consulting Agreement, not said Section 12.

9. During the term of this Second Amendment/Consulting Agreement, Deutsch shall provide consulting services on those matters as shall be assigned to him by the Chairman and Chief Executive Officer of the Company's subsidiaries, collectively known as the "CNA Companies". All such assignments shall be made in writing.

10. The Company shall pay or cause to be paid to Deutsch, commencing on the Effective Date and continuing for the term of this agreement, the amount of THIRTY-FIVE THOUSAND FIVE HUNDRED DOLLARS ($35,500.00) per month, plus reasonable and necessary expenses as provided in Paragraph 11 below. This amount shall be payable on a monthly basis in accordance with the procedures noted herein. It is anticipated that Deutsch's consulting services provided pursuant to the terms of the Second Amendment/Consulting Agreement will require no more than one week per month. Should Deutsch's consulting services vary materially from the one week per month set forth in this paragraph, the parties agree that the monthly payment of this Paragraph 10 may, by mutual written agreement, be adjusted upward or downward for any given month; provided, however, that no downward adjustment will be made if the failure to perform consulting services for at least one week per month is caused by the lack of consulting assignments.



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

11. The Company shall reimburse Deutsch for all reasonable and necessary travel expenses incurred by Deutsch in the performance of his consulting services in accordance with the CNA Travel and Expense Policy, a copy of which is attached. Should the CNA Travel and Expense Policy change during the course of this engagement, it is understood that upon notice to Deutsch of such changes, Deutsch agrees to comply with any such changes without the necessity of amending this Second Amendment/Consulting Agreement. Daily working expenses (e.g., telephone, internet services) are not reimbursable under this Second Amendment/Consulting Agreement. In addition, the Company shall pay the reasonable attorneys' fees and costs incurred by Deutsch in negotiating this Second Amendment/Consulting Agreement, as well as any taxes that might be payable on said attorneys' fees.

12. The Company agrees that, during the term of this Second Amendment/Consulting Agreement, Deutsch shall be allowed to keep possession of the computer and Blackberry, and the Company shall maintain for Deutsch's use the Company telephone number, voice mail system and e-mail address, that the Company had provided him prior to the termination of his employment with the Company.

13. Deutsch acknowledges that under this Second Amendment/Consulting Agreement he will act at all times as an independent contractor, and that this Second Amendment/Consulting Agreement does not establish the relationship of a partnership, an employment relationship, joint venture, or principal and agent relationship between the parties, and that neither party shall have any authority to commit or bind the other party to any obligations (contractual or otherwise) or take any actions on behalf of the other party to this Second Amendment/Consulting Agreement without prior written authorization. As an independent contractor under this Second Amendment/Consulting Agreement, Deutsch acknowledges and agrees that any monies that he receives for consulting services and consulting expenses pursuant to the terms of this Second Amendment/Consulting Agreement shall not be considered wages or salary, and that he is personally responsible for all state, federal and local tax of any kind on the payments made to Deutsch by the Company for consulting services and consulting expenses pursuant to the terms of this Second Amendment/Consulting Agreement. Deutsch further acknowledges and agrees that all monies that Deutsch receives for consulting services and consulting expenses shall be reported on an IRS Form 1099.

 14. With fifteen (15) days after the end of each three month period in which this Second Amendment/Consulting Agreement remains in effect, Deutsch agrees to provide an invoice to the Company upon completion of the prior quarter's services. Said invoices, to the extent they relate to the time spent on consulting matters, should include documentation sufficient to support the time spent on consulting projects and the specific consulting projects upon which Deutsch worked, and shall be addressed to Lori Komstadius, CNA, CNA Plaza-40 South, Chicago, IL 60685 either in hard copy or via e-mail. Said invoices, to the extent they relate to travel expenses and any non-daily working expenses, should include receipts sufficient to support itemized travel charges and any charges that are not daily working expenses, and shall be addressed to Larry Boysen, CNA, CNA Plaza-40 South, Chicago, IL 60685. At Deutsch's option, he may submit invoices more frequently than quarterly, but not more frequently than monthly.



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

15. The Company agrees to pay Deutsch, in full, any invoice submitted by Deutsch within thirty (30) days of receipt, unless the Company disputes an amount contained on an invoice. The Company agrees to furnish written notice to Deutsch of its dispute of any amount on an invoice within thirty (30) days after CNA receives such invoice. Deutsch agrees to provide to the Company full supporting documentation concerning any disputed amount or invoice within fifteen (15) days after the Company provides written notification of the dispute to Deutsch. In the event the Company disputes an invoice amount, Deutsch and the Company agree to use best efforts to resolve such dispute as soon as possible within sixty (60) days after the Company provides written notification to Deutsch.

16. Deutsch warrants that his services under this Second Amendment/Consulting Agreement will be performed in a professional manner in accordance with applicable professional standards and agrees to re-perform any work which does not meet the Company's expectations, provided the Company identifies any such unsatisfactory work within a reasonable time after such work is completed.

17. Deutsch agrees that all Confidential Information (as defined in the amendment to Section 8 of the Employment Agreement set forth in Paragraph 2 herein) that is known or comes to be known to Deutsch by reason or in the course of his work under the Employment Agreement, the Amendment or this Second Amendment/Consulting Agreement is confidential to the CNA Companies and will not be disclosed to unauthorized third parties at any time during or after the term of this Second Amendment/Consulting Agreement. Deutsch further acknowledges and agrees that during and after all periods of time that this Second Amendment/Consulting Agreement is effective and/or he is otherwise providing consulting services to the CNA Companies, with regard to all Confidential Information, he agrees to observe and be bound by the provisions and requirements for employees under the heading "Confidential Information" as set forth in CNA's Code of Professional Conduct entitled "Our Commitment to Professional Conduct", a copy of which Deutsch acknowledges receiving. The provisions of this Paragraph 17 are in addition to the covenants relating to confidentiality set forth in the Employment Agreement

18. Deutsch acknowledges and agrees that all materials or products designed or developed by him under this Second Amendment/Consulting Agreement are deemed works made for hire belonging exclusively to the Company.

19. Deutsch agrees that under no circumstance may he use the name, logo, service marks, trademarks, or other protected property of the Company (including the Company's subsidiary and affiliate companies) in his own personal or marketing materials without the prior written consent of the Company. Any violation of this provision shall be a material breach of this Second Amendment/Consulting Agreement.

20. The Company agrees to indemnify, save and hold Deutsch harmless and assume the defense of any and all liability, claims, demands, damages and costs of every kind and nature arising from the consulting services performed under this Second Amendment/ Consulting Agreement to the same extent, under Company policies and applicable law, as if Deutsch had performed those consulting services as an employee of the Company.



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

21. Except as otherwise expressly set forth herein, this Second Amendment/Consulting Agreement contains the entire agreement of the parties with respect to the subject matter hereof. The parties acknowledge and agree that the terms of this Second
         Amendment/Consulting Agreement may only be amended or waived by an agreement in writing and signed by the parties hereto.

22. Any controversy or claim arising out of or relating to this Second Amendment/Consulting Agreement (or the breach thereof) shall be settled by final, binding and non-appealable arbitration in Chicago, Illinois by three arbitrators. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the "Association") then in effect. One of the arbitrators shall be appointed by the Company, one shall be appointed by Deutsch, and the third shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the third arbitrator within 30 days of the appointment of the second arbitrator, then the third arbitrator shall be appointed by the Association.


     IN WITNESS WHEREOF, the parties have entered into this Second Amendment/Consulting Agreement as of the date set forth herein above.


     CNA FINANCIAL CORPORATION





     BY: /s/Jonathan D. Kantor
         --------------------------------
         Executive Vice President,
         General Counsel & Secretary







     /s/Robert V. Deutsch
     ------------------------------------
     ROBERT V. DEUTSCH, individually






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                                    ANNEX A

                             LETTER OF RESIGNATION


October 22, 2004

CNA Financial Corporation
CNA Center
Chicago, Illinois 60685

Attention: Executive Vice President, General Counsel & Secretary

Dear Sir:

Effective October 22, 2004, in accordance with the provisions of the Second Amendment/Consulting Agreement between me and CNA Financial Corporation (the "Company") effective October 22, 2004, I hereby resign from all positions (including, without limitation, any position as a member of any board(s) of directors) with the Company and any other business or entity in which the Company holds greater than a 10% equity (voting or non-voting) interest, including, without limitation, resignation as an underwriter for CNA Lloyd's of Texas and Continental Lloyd's Insurance Company and resignation as an officer and/or from the boards of directors of the following:

---------------------------------- --------------------------------------------
COMPANY NAME                       TITLES
---------------------------------- --------------------------------------------
American Casualty Company of       Director, Executive Vice President and
Reading, Pennsylvania              Chief Financial Officer
---------------------------------- --------------------------------------------
Boston Old Colony                  Director, Executive Vice President and Chief
Insurance Company                  Financial Officer
---------------------------------- --------------------------------------------
CNA Casualty of California         Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
CNA Lakeview Insurance Company     Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Columbia Casualty Company          Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Commercial Insurance Company       Director, Executive Vice President and Chief
of Newark, New Jersey              Financial Officer
---------------------------------- --------------------------------------------
Continental Assurance Company      Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Continental Casualty Company       Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Continental Reinsurance            Director, Executive Vice President and Chief
Corporation                        Financial Officer

---------------------------------- --------------------------------------------
Encompass Home and Auto            Director, Executive Vice President and Chief
Insurance Company                  Financial Officer
---------------------------------- --------------------------------------------
Encompass Independent              Director, Executive Vice President and Chief
Insurance Company                  Financial Officer
---------------------------------- --------------------------------------------
Encompass Insurance Company        Director, Executive Vice President and Chief
of America                         Financial Officer
---------------------------------- --------------------------------------------
Encompass Insurance Company        Director, Executive Vice President and Chief
of Massachusetts                   Financial Officer
---------------------------------- --------------------------------------------
Encompass Property and             Director, Executive Vice President and Chief
Casualty Company                   Financial Officer
---------------------------------- --------------------------------------------
Fireman's Insurance Company        Director, Executive Vice President and Chief
of Newark, New Jersey              Financial Officer
---------------------------------- --------------------------------------------
Galway Insurance Company           Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Kansas City Fire and Marine        Director, Executive Vice President and Chief
Insurance Company                  Financial Officer
---------------------------------- --------------------------------------------
National Fire Insurance            Director, Executive Vice President and Chief
Company of Hartford                Financial Officer
---------------------------------- --------------------------------------------
National-Ben Franklin Insurance    Director, Executive Vice President and Chief
Company of Illinois                Financial Officer
---------------------------------- --------------------------------------------
Niagara Fire Insurance Company     Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
Pacific Insurance Company          Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
The Buckeye Union Insurance        Director, Executive Vice President and Chief
Company                            Financial Officer
---------------------------------- --------------------------------------------
The Continental Corporation        Director, Executive Vice President and Chief
                                   Financial Officer
---------------------------------- --------------------------------------------
The Continental Insurance          Director, Executive Vice President and Chief
Company                            Financial Officer
---------------------------------- --------------------------------------------
The Continental Insurance          Director, Executive Vice President and Chief
Company of New Jersey              Financial Officer

---------------------------------- --------------------------------------------
The Fidelity and Casualty          Director, Executive Vice President and Chief
Company of New York                Financial Officer
---------------------------------- --------------------------------------------
The Glens Falls Insurance          Director, Executive Vice President and Chief
Company                            Financial Officer
---------------------------------- --------------------------------------------
The Mayflower Insurance            Director, Executive Vice President and Chief
Company, Ltd.                      Financial Officer
---------------------------------- --------------------------------------------
Transcontinental Insurance         Executive Vice President and Chief Financial
Company                            Officer
---------------------------------- --------------------------------------------
Transportation Insurance           Director, Executive Vice President and Chief
Company                            Financial Officer
---------------------------------- --------------------------------------------
Valley Forge Insurance             Director, Executive Vice President and Chief
Company                            Financial Officer
---------------------------------- --------------------------------------------
CNA Financial Corporation          Executive Vice President and Chief Financial
                                   Officer
---------------------------------- --------------------------------------------


In the event that the Chief Executive Officer ("CEO") of the Company requests that I do so, I agree to promptly tender my resignation as a director, officer, trustee, underwriter and/or member of any other organization(s) with respect to which my holding such position(s) may reasonably be viewed as representing the interests of the Company, other than as expressly referenced in Section 3 of the aforementioned Second Amendment/Consulting Agreement, provided, however, that if I disagree with any decision of the CEO requiring my resignation as provided for in this sentence and so inform him in writing, the CEO will submit the question of such resignation for final determination to the Board of Directors of the Company, which final determination shall be dispositive as to whether such resignation is required


                                                     Very truly yours,




                                                     Robert V. Deutsch